                                 EXHIBIT 10.5

                        SELLING STOCKHOLDERS AGREEMENT
                        ------------------------------

     THIS SELLING STOCKHOLDERS AGREEMENT is made this 6/th/ day of June, 2001 (the "Agreement") by and between each of the Selling Stockholders as identified on Schedule A attached hereto (hereinafter referred to as the "Selling Stockholders") and U.S. HOME SYSTEMS, INC., a Delaware corporation.

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, U.S. Pawn, Inc., a Colorado corporation ("U.S. Pawn") and U.S. Remodelers, Inc., a Delaware corporation ("USR") are parties to that certain Agreement and Plan of Merger dated November 3, 2000 (the "Merger Agreement") whereby on February 13, 2001 U.S. Pawn acquired USR pursuant to a merger (the "Merger") and each outstanding share of USR's common stock was converted into the right to receive a number of shares of U.S. Pawn;

     WHEREAS, U.S. Pawn reincorporated in Delaware by merging with and into its wholly-owned subsidiary U.S. Home Systems, Inc., a Delaware corporation (the "Company"), whereby each outstanding share of U.S. Pawn's common stock was automatically converted into one share of the Company's Common Stock;

     WHEREAS, David L. Stetson was issued 25,000 shares of the Company's Common Stock as a banking fee for services rendered in connection with the Merger;

     WHEREAS, the Selling Stockholders, except for David L. Stetson, were shareholders of USR and, pursuant to the terms of the Merger Agreement, acquired 4,045,633 shares of the Company's Common Stock (together with the 25,000 shares issued to David L. Stetson referred to herein as the "Securities") and each Selling Stockholder is the beneficial owner of such Securities as identified next to his name on Schedule A attached hereto; and
                    ----------

     WHEREAS, the Company intends to file a registration statement on Form S-3 with the Securities and Exchange Commission (the "Commission") as soon as practicable and the Selling Stockholders have advised the Company that all of the Securities are to be included in such registration statement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Definitions.  As used in this Agreement, the following terms shall
          -----------
have the meaning set forth below:

          (a)  "Change in Control" shall have the meaning as set forth in
     Section 2(d) of this Agreement.

          (b) "Commission" shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

SELLING STOCKHOLDERS AGREEMENT-Page 1
------------------------------

          (c) "Common Stock" shall mean the Company's Common Stock, par value $0.001 per share.

          (d) "Company" shall mean U.S. Home Systems, Inc., a Delaware corporation.

          (e) "Escrow Agreement" shall mean the escrow agreement executed by the Company, USR and the Selling Stockholders, except for David L. Stetson, pursuant to the Merger Agreement.

          (f) "Escrowed Shares" shall mean the shares of the Company's Common Stock as defined in the Escrow Agreement and Merger Agreement, and as identified on Schedule A.
                   ----------

          (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission hereunder, all as the same shall be in effect at the time.

          (h)  "Indemnifying Party" shall have the meaning as set forth in
     Section 5 of the Agreement.

          (i) "Merger Agreement" shall mean the Agreement and Plan of Merger executed by U.S. Pawn and USR on November 3, 2000.

          (j) "Person" shall mean an individual, a corporation, a partnership, a limited liability company, a joint venture, a trust, an estate, an unincorporated organization, a government and any agency or political subdivision thereof.

          (k) "Registration Expenses" shall mean all expenses incurred in effecting the registration, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, underwriting expenses (other than commissions or discounts), expenses of any Company audits incident to or required by any such registration and Company expenses of complying with the securities or blue sky laws of any jurisdictions (but excluding fees and disbursements of counsel and other agents for the selling holders of Registrable Securities).

          (l) "Registration Rights Agreement" shall mean the registration rights agreement executed by U.S. Pawn and the shareholders of USR on February, 13, 2001.

          (m) "Registrable Securities" means those Securities identified on Schedule A hereto to be included in the registration statement.
     ----------
     Registrable Securities shall not include securities which can be freely sold to the public in the United States without registration under the Securities Act. To the extent any securities may be sold pursuant to the provisions of Rule 144(k) under the Securities Act, such securities shall be deemed capable of being "freely sold to the public" within the meaning of this subsection.

          (n) "Securities Act" shall mean the Securities Act of 1933, as amended.

SELLING STOCKHOLDERS AGREEMENT-Page 2
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

          (o) "U.S. Pawn" shall mean U.S. Pawn, Inc, a Colorado corporation, the predecessor of the Company.

          (p)  "USR" shall mean U.S. Remodelers, Inc., a Delaware corporation.

     2.   Registration.
          ------------

          (a)  Effective Registration. The Company hereby agrees to file by June
               ----------------------
     30, 2001 or as soon as reasonably practicable, a registration statement on Form S-3 with respect to all of the Registrable Securities (the "Shelf Registration"). The Company agrees to use its commercially reasonable efforts to have the Shelf Registration declared effective as soon as reasonably practicable after such filing and to keep the Shelf Registration continuously effective (i) for a period of two years following the date on which the Shelf Registration is declared effective by the Commission or
     (ii) until all Registrable Securities included in the Shelf Registration have been sold by the Selling Stockholders pursuant to the Shelf Registration or (iii) until such Registrable Securities can be publicly offered and sold without registration under Rule 144(k) or otherwise, whichever is earlier.

          (b)  Plan of Distribution.  Upon effectiveness of the Shelf
               --------------------
     Registration, the Registrable Securities may be offered by the Selling Stockholders from time to time in open market transactions (which may include block transactions), or in private transactions at prices relating to prevailing market prices or at negotiated prices. The Selling Stockholders may effect such transactions by selling Registrable Securities to or through broker-dealers, and such broker-dealers may receive compensation in the form of discounts, concessions or commissions from the Selling Stockholders and/or the purchasers of Registrable Securities for whom such broker-dealers may act as agent or to whom they sell as principal or both (which compensation as to a particular broker-dealer might be in excess of customary commissions). The Selling Stockholders and any broker-dealer acting in connection with the sale of the Registrable Securities offered under the Shelf Registration may be deemed to be "underwriters" within the meaning of the Securities Act, in which event any discounts, concessions or commissions received by them, which are not expected to exceed those customary in the types of transactions involved, or any profit on resales of the Registrable Securities by them, may be deemed to be underwriting commissions or discounts under the Securities Act.

          (c)  Restriction on Sales of Registrable Securities.  Pursuant to
               ----------------------------------------------
     Section 5(f) of the Registration Rights Agreement the Company and the Selling Stockholders, except for David L. Stetson, agree that during any 90-day period after the effective date of the Shelf Registration, the Selling Stockholders shall be allowed to sell up to 25% of the Registrable Securities owned of record and beneficially by each Selling Stockholder on the effective date of the registration statement; provided, however, that
                                                       --------  -------
     none of the Escrowed Shares (as defined in the Merger Agreement and Escrow Agreement) shall be sold by the Selling Stockholders until such Escrowed Shares shall have been released to the Selling Stockholders pursuant to the provisions of the Escrow Agreement. The number of Registrable Securities allowed to be sold during any 90-day period shall not be cumulative with any Registrable Securities that could have been sold in any prior 90-day

SELLING STOCKHOLDERS AGREEMENT-Page 3
------------------------------
     period. Except for the Escrowed Shares, the restriction on sales of Registrable Securities by the Selling Stockholders in this Section 2 shall not apply to any Selling Stockholder who owns of record and beneficially 50,000 shares or less of Registrable Securities. This restriction on sales of Registrable Securities shall terminate on February 13, 2003 or upon a Change in Control of the Company, whichever shall first occur, subject to the terms of the Escrow Agreement.

          (d)  Change in Control.  A Change in Control will be deemed to have
               -----------------
     occurred for the purposes hereof (i) when a change of stock ownership of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Exchange Act, and any successor Item of a similar nature has occurred; or (ii) upon the acquisition of beneficial ownership, directly or indirectly, by any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) of securities of the Company representing 50% of more of the combined voting power of the Company's then outstanding securities; or (iii) a change during any period of twelve (12) consecutive months of a majority of the members of the Board of Directors of the Company for any reason, unless the election, or the nomination for election by the Company's shareholders, of each director was approved by a vote of a majority of the directors then still in office who were directors at the beginning of the period; provided that a Change in Control will not be deemed to have occurred for purposes hereof with respect to any person meeting the requirements of clauses (i) and (ii) of Rule 13-d(b)(1) promulgated under the Exchange Act, as amended.

     3.   Registration Procedures.
          -----------------------

          (a) The Company will use its commercially reasonable efforts to cause the Shelf Registration to become effective as quickly as practicable, and, in connection therewith, the Company will as expeditiously as possible:

               (i) notify the Selling Stockholders at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any fact required to be stated therein and file promptly an appropriate supplement or amendment to such prospectus correcting any material misstatement or omission;

               (ii) prepare and file with the Commission a registration statement with respect to such Registrable Securities and prepare and file with the Commission such amendments and post-effective amendments to the registration statement as may be necessary to keep the registration on Form S-3 effective for two years to complete the proposed distribution; cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the

SELLING STOCKHOLDERS AGREEMENT-Page 4
------------------------------
          applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such registration statement or supplement to the prospectus;

               (iii) advise the Selling Stockholders promptly and, if requested by any Selling Stockholder, confirm such advice in writing, (A) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the registration statement or amendments or supplements to the prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the registration statement, the prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the registration statement or the prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the registration statement or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or blue sky laws, the Company shall use its reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

               (iv) furnish to the Selling Stockholders before filing with the Commission, copies of the registration statement or any prospectus included therein or any amendments or supplements to any such registration statement or prospectus (including all documents incorporated by reference after the initial filing of such registration statement) and consult with the Selling Stockholders prior to the filing of such registration statement or prospectus;

               (v) if requested by any Selling Stockholder, incorporate in the registration statement or prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Selling Stockholder may reasonably request to have included therein, with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

               (vi) furnish to each Selling Stockholder without charge at least one copy of the registration statement as first filed with the Commission and of each

SELLING STOCKHOLDERS AGREEMENT-Page 5
------------------------------
          amendment thereto, including all documents and all exhibits incorporated therein by reference.

               (vii) deliver to each Selling Stockholder without charge as many copies of the prospectus (including each preliminary prospectus) and any amendment or supplement thereto as the Selling Stockholder reasonably may request. The Company hereby consents to the use of the prospectus and any amendment or supplement thereto by the Selling Stockholders, in connection with the offering and the sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

               (viii) register or qualify the Registrable Securities, prior to any public offering of Registrable Securities, under the securities or blue sky laws of such jurisdictions as each Selling Stockholder may reasonably request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the registration statement; provided, however, that the Company shall not be required to register
          --------  -------
          or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the registration statement, in any jurisdiction where it is not now so subject;

               (ix) cooperate with the Selling Stockholders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the Selling Stockholders or any underwriter may reasonably request prior to any sale of Registrable Securities;

               (x) cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Stockholders to consummate the disposition of the Registrable Securities;

               (xi) enter into such customary agreements (including an underwriting agreement in customary form) in order to expedite or facilitate the disposition of such Registrable Securities by the Selling Stockholders;

               (xii) make available for inspection by the Selling Stockholders, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by the Selling Stockholders or underwriter (collectively, the "Inspectors"), all financial and other records,
                              ----------
          pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to
                              -------
          enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any

SELLING STOCKHOLDERS AGREEMENT-Page 6
------------------------------
          such Inspector in connection with such registration statement; provided that records which the Company determines, in good faith, to
          --------
          be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; provided, further, each Selling Stockholder
                                     --------  -------
          agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential; and

               (xiii) use its reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

          (b) Each Selling Stockholder agrees to furnish to the Company such information regarding the Selling Stockholder and the distribution of such Registrable Securities as requested by the Company and such other information as the Company may from time to time reasonably request, and each Selling Stockholder shall promptly advise the Company in writing of any material changes in the information so supplied by the Selling Stockholder.

          (c) Each Selling Stockholder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in
     Section 3(a)(i) hereof, the Selling Stockholder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Selling Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(a)(i) hereof and, if so directed by the Company, the Selling Stockholder will deliver to the Company all copies, other than permanent file copies then in the Selling Stockholder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice pursuant to Section 3(a)(i) hereof to and including the date when the Selling Stockholder shall have been sent the copies of the supplemented or amended prospectus contemplated by Section 3(a)(i) hereof.

          (d) The Selling Stockholders agree that they will comply with the applicable provisions of the Exchange Act and the rules and regulations promulgated thereunder in connection with the disposition of the Registrable Securities covered by the registration statement, including, as applicable, the timely filing of reports with the Commission as required under Sections 13 and 16 of the Exchange Act (Schedule 13D, Form 3, Form 4, etc.).

     4.   Expenses.  All expenses incident to the Company's performance of,
          --------
or compliance with, this Agreement (except for the fees and expenses of counsel to the Selling Stockholders

SELLING STOCKHOLDERS AGREEMENT-Page 7
------------------------------
and special experts retained by the Selling Stockholders in connection with the registration of the Registrable Securities and underwriting discounts and commissions and brokerage fees attributable to the sale of Registrable Securities) including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or "blue sky" laws (including fees and disbursements of registrations or exemptions of the Registrable Securities); the fees and expenses associated with any filing with the National Association of Securities Dealers, Inc.; messenger and delivery expenses (other than expenses of deliveries from the Selling Stockholders to the Company); fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance); and the fees and expenses of any special experts retained by the Company in connection with such registration (all such expenses being herein called "Registration Expenses"), shall be borne by the Company.

     5.   Indemnification and Contribution.
          --------------------------------

          (a) The Company agrees to indemnify and hold harmless the Selling Stockholders from and against any and all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (or any amendment or supplement thereto), or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to the Selling Stockholders furnished in writing to the Company by each Selling Stockholder expressly for use in connection therewith.

          (b) If any action, suit or proceeding shall be brought against a Selling Stockholder in respect of which indemnity may be sought against the Company, the Selling Stockholder shall promptly notify the parties against whom indemnification is being sought (collectively the "Indemnifying
                                                             ------------
     Parties" and each an "Indemnifying Party"), and such Indemnifying Parties
     -------               ------------------
     shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses; provided, however, that failure to so
                                       --------  -------
     notify an Indemnifying Party shall not relieve such Indemnifying Party from any liability unless and to the extent it is prejudiced as a result of such failure. The Selling Stockholder shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Selling Stockholder unless (i) the Indemnifying Parties have agreed in writing to pay such fees and expenses, (ii) the Indemnifying Parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include the Selling Stockholder and the Selling Stockholder shall have been advised in writing by its counsel that representation of such indemnified party and any Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the

SELLING STOCKHOLDERS AGREEMENT-Page 8
------------------------------

     Indemnifying Party shall not have the right to assume the defense of such action, suit or proceeding on behalf of the Selling Stockholder). It is understood, however, that the Indemnifying Parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for the Selling Stockholder not having actual or potential differing interests with the remaining Selling Stockholders or among themselves, which firm shall be designated in writing by the Selling Stockholders, and that all such fees and expenses shall be reimbursed as they are incurred. The Indemnifying Parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Indemnifying Parties agree to indemnify and hold harmless the Selling Stockholders, to the extent provided in paragraph (a) hereof,
                                                         -------------
     from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

          (c) The Selling Stockholders, severally and not jointly, agrees to indemnify and hold harmless the Company, and its directors and officers, and any Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to the Selling Stockholders set forth in paragraph (a) hereof, but only with respect to information relating to the
     -------------
     Selling Stockholders furnished in writing by or on behalf of the Selling Stockholder expressly for use in the registration statement or prospectus; provided, however that the Selling Stockholder shall not be liable for any
     --------  -------
     claims hereunder in an amount in excess of the net proceeds received by the Selling Stockholder from the sale of the Registrable Securities pursuant to the registration statement. If any action, suit or proceeding shall be brought against the Company, any of its directors or officers, or any such controlling Person based on the registration statement or prospectus, and in respect of which indemnity may be sought against a Selling Stockholder pursuant to this paragraph (c), the Selling Stockholder shall have the
                      -------------
     rights and duties given to the Company by paragraph (b) above (except that
                                               -------------
     if the Company shall have assumed the defense thereof the Selling Stockholder shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Selling Stockholder), and the Company, its directors and officers, and any such controlling Person shall have the rights and duties given to the Selling Stockholders by paragraph (b) above.
     -------------

          (d)  If the indemnification provided for in this Section 5 is
                                                           ---------
     unavailable (except if inapplicable according to its terms) to an indemnified party under paragraphs (a) or (c) hereof in respect of any
                             --------------    ---
     losses, claims, damages, liabilities or expenses referred to therein, then an Indemnifying Party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Selling Stockholders, on the other hand, from their sale of Registrable Securities (it being expressly understood and agreed that the relative benefits received by the Company from

SELLING STOCKHOLDERS AGREEMENT-Page 9
------------------------------
     the sale of the Registrable Securities shall be equal to the amount of net proceeds initially received by USR from the sale of the Registrable Securities to the Selling Stockholders), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion
        ----------
     as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one
     ----------
     hand, and the Selling Stockholders, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and that of the Selling Stockholders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Selling Stockholders, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 5 were
                                                            ---------
     determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as
     -------------
     a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the
           -------------
     limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 5, each Selling Stockholder shall not be
                        ---------
     required to contribute any amount in excess of the amount by which the net proceeds received by him in connection with the sale of the Registrable Securities exceeds the amount of any damages which the Selling Stockholders has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f)  The indemnity and contribution agreements contained in this
     Section 5 and the representations and warranties of the Company set forth
     ---------
     in this Agreement shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Selling Stockholders or the Company, its directors or officers or any Person controlling the Company. A successor to a Selling Stockholder, or to the Company, its directors or officers or any Person controlling the Company shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 5.
                                                ---------

          (g) No Indemnifying Party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

SELLING STOCKHOLDERS AGREEMENT-Page 10
------------------------------

     6.   Miscellaneous.
          -------------

          (a) Assignment.  This Agreement may not be assigned by any of the
              ----------
     parties hereto.

          (b) Entire Agreement.  This Agreement, including all exhibits and
              ----------------
     other instruments or documents referred to herein or delivered pursuant hereto which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no representations, warranties, promises, covenants or undertakings other than those expressly set forth herein or therein. Except for the Registration Rights Agreement and Escrow Agreement, this Agreement supersedes all prior agreements, whether written or oral, between the parties with respect to the subject matter hereof. This Agreement may be amended only by a written agreement duly executed by the parties hereto. Any condition to a particular party's obligations hereunder may be waived in writing by such party.

          (c) Headings.  The headings contained in this Agreement have been
              --------
     inserted for convenience and reference purposes only and shall not affect the meaning or interpretation hereof in any manner whatsoever.

          (d) Invalidity.  If any of the terms, provisions or conditions
              ----------
     contained in this Agreement shall be declared to be invalid or void in any judicial proceeding, this Agreement shall be honored and enforced to the extent of its validity, and those provisions not declared invalid shall remain in full force and effect.

          (e) Remedies.  In the event of a breach or threatened breach by either
              --------
     party of its obligations hereunder, each party acknowledges that the other party will not have an adequate remedy at law and shall be entitled to such equitable and injunctive relief as may be available to restrain the other party from any violation of such obligations. Nothing herein shall be construed as prohibiting either party from pursuing any other remedies available for such breach or threatened breach, including the recovery of damages.

          (f) Disclosure.  Any disclosure made in any exhibit hereto shall be
              ----------
     deemed to be disclosure in all other applicable exhibits hereto.

          (g) Notices.  All notices, requests, demands and other communications
              -------
     required or permitted to be given hereunder shall be deemed given when sent, postage paid, by Registered or Certified Mail, Return Receipt Requested, addressed to each of the parties as follows:

SELLING STOCKHOLDERS AGREEMENT - Page 11
------------------------------

     If to the Company:       Murray H. Gross
                              President
                              U.S. Home Systems, Inc.
                              750 State Hwy. 121 Bypass, Suite 170
                              Lewisville, Texas 75067
                              (214) 488-6300

     If to a Selling Stockholder:  At the address as set forth on Schedule A
                                                                  ----------

          (h) Governing Law.  This Agreement shall be governed by, construed and
              -------------
     enforced in accordance with the laws of the State of Texas.

          (i) Counterparts.  This Agreement may be executed in counterparts each
              ------------
     of which shall be deemed an original and all of which together shall constitute one and the same agreement.

          (j) Exhibits.  All exhibits referred to herein shall be attached
              --------
     hereto and shall be deemed to be a part hereof.

          (k) Jurisdiction and Venue.  Each of the parties hereto hereby
              ----------------------
     consents to the jurisdiction and venue of the courts of the State of Texas located in Dallas County, Texas and the United States District Court in and for the Northern District of Texas with respect to any matter relating to this Agreement and the performance of the parties' obligations hereunder and each of the parties hereto hereby further consents to the personal jurisdiction of such courts. Any action suit or proceeding brought by or on behalf of either of such parties relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts. The parties hereby agree that service of process may be made in any manner permitted by the rules of such courts and the laws of the State of Texas.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                             U.S. HOME SYSTEMS, INC.

                                             By:  /s/ Murray H. Gross
                                                  ------------------------------
                                                  Murray H. Gross, President

SELLING STOCKHOLDERS AGREEMENT - Page 12
------------------------------

                                             SELLING STOCKHOLDERS:

                                             ABOUT FACE LTD., a Texas Ltd.
                                             Partnership GP About Face, Inc., a
                                             Texas Corporation
                                             Its General Partner

                                             By:    /s/ Murray H. Gross
                                                --------------------------------
                                             Name: Murray H. Gross
                                             Its:  President

                                                    /s/ Marc Beresin
                                             -----------------------------------
                                             MARC BERESIN

                                                  /s/ Gusti -Gross Blumenthal
                                             -----------------------------------
                                             GUSTI-GROSS BLUMENTHAL

                                                    /s/ Peter T. Bulger
                                             -----------------------------------
                                             PETER T. BULGER

                                                    /s/ Robert A. DeFronzo
                                             -----------------------------------
                                             ROBERT A. DEFRONZO

                                                    /s/ Joanne Feeney
                                             -----------------------------------
                                             JOANNE FEENEY

                                                    /s/ David Moore
                                             -----------------------------------
                                             DAVID MOORE

                                             GARDEN STATE EXTERIOR REMODELING,
                                             INC.

                                             By:    /s/ David Moore
                                                --------------------------------
                                             Name: David Moore
                                             Its:  Chairman and Chief Executive
                                                   Officer

                                                    /s/ Sidney Gluck
                                             -----------------------------------
                                             SIDNEY GLUCK

SELLING STOCKHOLDERS AGREEMENT - Page 13
------------------------------

                                             GROSS FAMILY TRUST

                                             By:    /s/ Steven L. Gross
                                                --------------------------------
                                             Name: Steven L. Gross
                                             Its:  Co-Trustee

                                                    /s/ Malcolm Harris
                                             -----------------------------------
                                             MALCOLM HARRIS

                                             ALI HONIGSFELD TRUST

                                             By:    /s/ Mark Honisfeld
                                                --------------------------------
                                             Name:  Mark Honigsfeld
                                             Its:   Trustee

                                             AVI HONIGSFELD TRUST

                                             By:    /s/ Mark Honisfeld
                                                --------------------------------
                                             Name:  Mark Honigsfeld
                                             Its:   Trustee

                                             DAHLIA HONIGSFELD TRUST

                                             By:    /s/ Mark Honisfeld
                                                --------------------------------
                                             Name:  Mark Honigsfeld
                                             Its:   Trustee

                                             EVAN HONIGSFELD TRUST

                                             By:    /s/ Mark Honisfeld
                                                --------------------------------
                                             Name:  Mark Honigsfeld
                                             Its:   Trustee

SELLING STOCKHOLDERS AGREEMENT - Page 14
------------------------------

                                             MARK HONIGSFELD REVOCABLE LIVING
                                             TRUST

                                             By:    /s/ Mark Honisfeld
                                                --------------------------------
                                             Name: Mark Honigsfeld
                                             Its:  Trustee

                                                    /s/ Paul Kalisz
                                             -----------------------------------
                                             PAUL KALISZ

                                                    /s/ Gregory F. Kiernan
                                             -----------------------------------
                                             GREGORY F. KIERNAN

                                             KIERNAN FAMILY TRUST

                                             By:    /s/ Vera H. Kiernan
                                                --------------------------------
                                             Name: Vera H. Kiernan
                                             Its:  Trustee

                                                    /s/ David Silverman
                                             -----------------------------------
                                             DAVID SILVERMAN

                                                    /s/ Lynne Tarnopol
                                             -----------------------------------
                                             LYNNE TARNOPOL

                                                    /s/ Stephen Thompson
                                             -----------------------------------
                                             STEPHEN THOMPSON

                                                    /s/ David Vargas
                                             -----------------------------------
                                             DAVID VARGAS

                                                    /s/ Ronald I. Wagner
                                             -----------------------------------
                                             RONALD I. WAGNER

SELLING STOCKHOLDERS AGREEMENT - Page 15
------------------------------

                                             DAVID A. YOHO REVOCABLE TRUST

                                             By:    /s/ David A. Yoho
                                                --------------------------------
                                             Name: David A. Yoho
                                             Its:  Trustee

                                                    /s/ David L. Stetson
                                             -----------------------------------
                                             DAVID L. STETSON

SELLING STOCKHOLDERS AGREEMENT - Page 16
------------------------------

                                  SCHEDULE A
                                  ----------

                            U.S. HOME SYSTEMS, INC.
                            -----------------------

                           SELLING STOCKHOLDERS LIST

                                                                                            Percentage of Shares     Escrowed Shares
                                                                                              of the Company's         Included in
                                                                        Registrable          Common Stock Being        Registrable
  Name of Selling Stockholder    Address of Selling Stockholder         Securities               Registered            Securities
------------------------------   ------------------------------        ------------         --------------------     --------------
About Face Limited               127 Natches Trace                         640,300                   13.1%                64,030
                                 Coppell, Texas 75019

Marc Beresin                     2400 NW 63rd Street                        68,776                    1.4%                 6,878
                                 Boca Raton, Florida 33496

Gusti Gross-Blumenthal           Seacoast East                             182,054                    3.7%                18,205
                                 5161 Collins Avenue, Apt. 602
                                 Miami Beach, Florida 33140

Peter T. Bulger                  5973 Temple Drive                         266,041                    5.4%                26,604
                                 Plano, Texas 75093

Robert A. DeFronzo               3505 Windsor Forest Drive                  44,939                    0.9%                 4,494
                                 Grapevine, Texas 76051

Joann Feeney                     1775 F Linton Lakes Blvd.                   6,878                    0.1%                   688
                                 Delray Beach, Florida 33445

David L. Moore                   217 Highland Parkway                      232,118                    4.7%                23,212
                                 Roselle, New Jersey 07203

Garden State Exterior            217 Highland Parkway                      103,164                    2.1%                10,316
Remodeling, Inc.                 Roselle, New Jersey 07203

Sidney Gluck                     T. Gluck & Co.                             90,143                    1.8%                 9,014
                                 15 West 47th, 9th Floor
                                 New York, New York 10036

SELLING STOCKHOLDERS AGREEMENT - Page 17
------------------------------

                                                                                            Percentage of Shares     Escrowed Shares
                                                                                              of the Company's         Included in
                                                                        Registrable          Common Stock Being        Registrable
  Name of Selling Stockholder    Address of Selling Stockholder         Securities               Registered            Securities
------------------------------   ------------------------------        ------------         --------------------     --------------
Gross Family Trust               21485 Halstead Drive                      203,839                    4.2%                20,384
                                 Boca Raton, Florida 33428

Malcolm Harris                   11235 Laurel Road                          77,130                    1.6%                 7,713
                                 New Kent, Virginia 23124-2600

Mark Honigsfeld Revocable Trust  969 East End Avenue                       279,149                    5.7%                27,915
                                 Woodmere, New York 11598

Ali Honigsfeld Trust             969 East End Avenue                        30,342                    0.6%                 3,034
                                 Woodmere, New York 11598

Avi Honigsfeld Trust             969 East End Avenue                        30,342                    0.6%                 3,034
                                 Woodmere, New York 11598

Dahlia Honigsfeld Trust          969 East End Avenue                        30,342                    0.6%                 3,034
                                 Woodmere, New York 11598

Evan Honigsfeld Trust            969 East End Avenue                        30,342                    0.6%                 3,034
                                 Woodmere, New York 11598

Paul Kalisz                      2810 Sausalito Drive                        6,878                    0.1%                   688
                                 Carrollton, Texas 75007

Kiernan Family Trust             358 Saw Mill River Road                   257,909                    5.3%                25,791
                                 Millwood, New York 10546

David Silverman                  71 SW 9th Avenue                            5,158                    0.1%                   516
                                 Boca Raton, Florida 33486

Gregory F. Kiernan               358 Saw Mill River Road                   232,118                    4.7%                23,212
                                 Millwood, New York 10546

Lynne Tarnopol                   217 Highland Parkway                      206,327                    4.2%                20,633
                                 Roselle, New Jersey 07203

Stephen Thompson                 409 Ivan Drive                              6,878                    0.1%                   688
                                 Lewisville, Texas 75067

SELLING STOCKHOLDERS AGREEMENT - Page 18
------------------------------

                                                                                            Percentage of Shares     Escrowed Shares
                                                                                              of the Company's         Included in
                                                                        Registrable          Common Stock Being        Registrable
  Name of Selling Stockholder    Address of Selling Stockholder         Securities               Registered            Securities
------------------------------   ------------------------------        ------------         --------------------     -------------
David Vargas                     110 F3 Half Moon Bay                        6,878                    0.1%                   688
                                 Hypoluxo, Florida 33462

David A. Yoho Revocable Trust    10803 West Main Street                    309,491                    6.3%                30,949
                                 Fairfax, Virginia 22030

Ronald I. Wagner                 45 Masland Circle                         698,097                   14.2%                69,810
                                 Dallas, Texas 75230

David L. Stetson                 c/o Donald & Co.                           25,000                    0.5%                    -0-
                                 990 Stewart Avenue, Sixth Floor
                                 Garden City, New York 11530
                                                                      -------------         --------------           -----------
         TOTAL                                                           4,070,633                   82.8%               404,564

SELLING STOCKHOLDERS AGREEMENT - Page 19
------------------------------